SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 24, 1999
                                                 -------------------------------

                              SoftNet Systems, Inc.
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               (Exact name of registrant as specified in charter)




         Delaware                   001-5270                  11-1817252
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)



             650 Townsend Street, Suite 225, San Francisco, CA 94103
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               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (415) 365-2500




               520 Logue Avenue, Mountain View, California 94043
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

Private Placement
-----------------

                  On March 24, 1999, SoftNet Systems, Inc. (the "Company") entered into a binding agreement with respect to a $15 million investment from an individual investor (the "Buyer").

                  In the investment, the Company sold 660,000 shares of the Company's Common Stock, for an aggregate of $15 million. The offer and sale of these securities in the United States was completed pursuant to the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended. In addition, in connection with the investment, the Company and the Buyer have entered into a Common Stock Purchase Agreement, a Registration Rights Agreement and Amendment dated as of April 9, 1999 to an Agreement by and between Telecell Systems, Inc. and ISP Channel, Inc., a wholly-owned subsidiary of the Company (these documents, together, are referred to collectively herein as the "Transaction Documents").

                  Pursuant to the Registration Rights Agreement, the Company is obligated in the future to file with the Securities and Exchange Commission (the "Commission") a registration statement covering the resale of shares of Common Stock. In addition to the foregoing, the Company is obligated to allow the Buyer to inspect certain Company records, to maintain the listing of its Common Stock on AMEX or Nasdaq, or another market acceptable to the Buyer, and to indemnify the Buyer or his transferees for all claims arising out of the Transaction Documents or the registration statement(s).

                  The foregoing description is only a summary and is qualified in its entirety by reference to the definite Common Stock Purchase Agreement dated as of April 12, 1999 by and among the Company and the Buyer listed therein, the Registration Rights Agreement dated as of the same date by and among the Company and the Buyer listed therein, the forms of which are attached to this Current Report as Exhibits 10.29 and 10.30, respectively, and incorporated herein by reference.

                  The proceeds from the equity investment will be used for working capital and general corporate purposes.

Item 7.   Exhibits.
          ---------
          Exhibit No.          Description
          -----------          -----------

             10.29 Common Stock Purchase Agreement dated as of April 12, 1999 by and among the Company and the Buyer listed therein

             10.30 Registration Rights Agreement dated as of April 12, 1999 by and among the Company and the Buyer listed therein

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              SOFTNET SYSTEMS, INC.



DATE:  April 27, 1999                By:     /s/  Douglas S. Sinclair
                                          ---------------------------------
                                          Name:  Douglas S. Sinclair
                                          Title:  Chief Financial Officer

                                  EXHIBIT INDEX



          Exhibit No.          Description
          -----------          -----------

             10.29 Common Stock Purchase Agreement dated as of April 12, 1999 by and among the Company and the Buyer listed therein

             10.30 Registration Rights Agreement dated as of April 12, 1999 by and among the Company and the Buyer listed therein